                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                          Date of report: May 10, 2004


                       CLEAR CHANNEL COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

           TEXAS                         1-9645                  74-1787539
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


200 East Basse Road, San Antonio, Texas                            78209
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code (210) 822-2828

ITEM 5. OTHER EVENTS.

May 7, 2004, Lowry Mays, Chairman and CEO, and the Board of Directors of Clear Channel Communications Inc. announced the appointment of Mark P. Mays as interim CEO, effective immediately.

Reference is made to the press release filed as Exhibit 99.1 hereto. The information set forth in Exhibit 99.1 is hereby incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

             99.1 Press Release of Clear Channel Communications, Inc. issued May 7, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CLEAR CHANNEL COMMUNICATIONS, INC.


Date: May 10, 2004             By: /s/ HERBERT W. HILL JR.
                                   ----------------------------------------
                                   Herbert W. Hill, Jr.
                                   Sr. Vice President/Chief Accounting Officer

                                INDEX TO EXHIBITS

99.1     Press Release of Clear Channel Communications, Inc. issued May 7, 2004.